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                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Form 10-Q of Kewaunee Scientific Corporation (the "Company") for the period ending January 31, 2003, I, D. Michael Parker, Senior Vice President, Finance and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) such Form 10-Q of the Company for the period ended January 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

         (2) the information contained in such Form 10-Q of the Company for the period ended January 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2003

                                          /s/ D. Michael Parker
                                          --------------------------------------
                                          D. Michael Parker
                                          Senior Vice President, Finance
                                          and Chief Financial Officer